                                                                 March 14, 1997

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the six months ended February 28, 1997.

Net assets of the Fund on February 28, 1997 were $519 million. This is a 21% increase over net assets of $428 million six months ago and a 54% increase over net assets of $336 million one year ago. The Fund has since gone on to a new record net asset level of $525 million in March. The average seven day yield ranged from 4.60% to 4.82% during the six months. Distributions of $.023724 were paid which is equivalent to a 4.78% yield. For those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 4.83%. As of the date of this letter, the current seven day yield was 4.76%.

For the calendar year ended December 31, 1996, 100% of the dividends paid by the Fund were exempt from state income tax in all states. This is the second year in a row that all dividends paid were fully exempt. The percentage of dividends eligible for exemption will vary as it is dependent on the investments of the Fund. However, given the current investment strategy of the Fund, we believe the dividends paid will be substantially exempt from state income tax under current tax laws.

The Fund's narrow yield spread of 22 basis points during the six months reflects the recent stability of short term interest rates. Fears of inflation had many believing the Federal Reserve ("Fed") would raise the discount rate and target rate for federal funds but the Fed has not changed those rates in over a year. It still may.

Federal Reserve chairman, Alan Greenspan, did rattle financial markets recently with remarks made during his congressional testimony in February. He warned of unwarranted investor exuberance in the stock market. And in an uncharacteristic comment about bond prices, he said that an overly optimistic attitude was evident in the quality spreads on high-yield corporate bonds. He later moderated his comments on the stock market stating that if corporate earnings are what analysts expect, stock prices may not be too high.

The Fed's long and seemingly successful campaign against inflation has been a major factor in the advance of financial markets. Inflation has not been as low as it is now since the early 1960's. Companies have increased their profit margins by cutting costs rather than raising prices.

Investors have continued to put money into taxable money market funds though not nearly at the rate they have invested in stock mutual funds. Assets of taxable money market funds rose 17% during the period January 1996-January 1997. During this same period, HLGF's net assets rose 20%. HLGF's greater than average increase in net assets is attributable to the Fund's investment strategy which offers its shareholders a competitive yield with the safety and tax advantages of U.S. government securities.

As shown on the enclosed Schedule of Investments, HLGF was 100% invested in short term discount notes issued by the Federal Farm Credit Banks and the Federal Home Loan Banks. HLGF is one of only a few money market funds to invest exclusively in such high quality securities. Some money market fund advisors have once again had to buy troubled securities from their money market funds to keep their net asset value per share from falling below $1.00 per share.

We do not intend for this ever to happen in the Hilliard-Lyons Government Fund. With us, quality and safety are primary objectives, and if we have to give up a little yield to meet these objectives, we shall do so. Because the U.S. Government is the largest and most frequent borrower, yields on government and government agency securities have been about as high as non-government short term paper, and the Fund has been a beneficiary of this market condition.

/s/ DONALD F. KOHLER
                            /s/ JOSEPH C. CURRY, JR.     /s/ DIANNA P. WENGLER
DONALD F. KOHLER
Chairman                    JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
                            President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               FEBRUARY 28, 1997

  PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                                YIELD     DATE      VALUE
 -----------                            -------- -------- ------------
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS--100.2%
 $ 8,480,000 Federal Home Loan Bank      5.346%  03/03/97 $  8,477,517
  12,000,000 Federal Home Loan Bank      5.364   03/03/97   11,996,533
  10,000,000 Federal Home Loan Bank      5.479   03/04/97    9,995,542
   5,000,000 Federal Farm Credit Bank    5.350   03/05/97    4,997,094
  10,000,000 Federal Farm Credit Bank    5.334   03/06/97    9,992,792
   6,000,000 Federal Farm Credit Bank    5.342   03/07/97    5,994,760
   4,000,000 Federal Farm Credit Bank    5.334   03/10/97    3,994,810
   9,000,000 Federal Farm Credit Bank    5.426   03/11/97    8,986,775
   9,000,000 Federal Farm Credit Bank    5.353   03/12/97    8,985,673
   8,000,000 Federal Home Loan Bank      5.363   03/13/97    7,986,080
  15,000,000 Federal Home Loan Bank      5.276   03/14/97   14,972,213
   5,000,000 Federal Home Loan Bank      5.404   03/17/97    4,988,311
   6,000,000 Federal Home Loan Bank      5.403   03/18/97    5,985,097
  15,000,000 Federal Farm Credit Bank    5.415   03/19/97   14,960,475
  14,000,000 Federal Home Loan Bank      5.395   03/20/97   13,961,208
  12,000,000 Federal Home Loan Bank      5.283   03/24/97   11,960,670
   8,000,000 Federal Home Loan Bank      5.365   03/26/97    7,971,167
   6,300,000 Federal Home Loan Bank      5.400   03/27/97    6,276,295
   9,000,000 Federal Home Loan Bank      5.327   03/31/97    8,961,225
   5,000,000 Federal Home Loan Bank      5.355   04/01/97    4,977,525
   9,000,000 Federal Farm Credit Bank    5.337   04/02/97    8,958,320
  14,000,000 Federal Home Loan Bank      5.335   04/03/97   13,933,010
  18,000,000 Federal Home Loan Bank      5.382   04/04/97   17,910,920
   8,600,000 Federal Farm Credit Bank    5.358   04/07/97    8,553,861
   8,000,000 Federal Farm Credit Bank    5.331   04/08/97    7,956,089
   9,000,000 Federal Home Loan Bank      5.332   04/09/97    8,949,398
  10,000,000 Federal Home Loan Bank      5.353   04/10/97    9,942,111
   5,785,000 Federal Farm Credit Bank    5.333   04/11/97    5,750,674
   4,975,000 Federal Home Loan Bank      5.355   04/11/97    4,945,367
  10,200,000 Federal Farm Credit Bank    5.362   04/14/97   10,134,924
   8,000,000 Federal Farm Credit Bank    5.353   04/15/97    7,947,800
   5,900,000 Federal Farm Credit Bank    5.359   04/16/97    5,860,572
   9,000,000 Federal Home Loan Bank      5.374   04/17/97    8,938,548
   9,000,000 Federal Farm Credit Bank    5.352   04/21/97    8,933,573
   8,000,000 Federal Home Loan Bank      5.374   04/24/97    7,937,240
   8,000,000 Federal Farm Credit Bank    5.353   04/25/97    7,936,322
  10,000,000 Federal Farm Credit Bank    5.362   04/28/97    9,916,061
   8,000,000 Federal Home Loan Bank      5.259   04/29/97    7,932,609
  10,000,000 Federal Home Loan Bank      5.449   04/30/97    9,912,000
  10,000,000 Federal Home Loan Bank      5.395   05/01/97    9,911,042
  13,000,000 Federal Home Loan Bank      5.342   05/05/97   12,877,944
   5,000,000 Federal Home Loan Bank      5.342   05/06/97    4,952,333

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  (UNAUDITED)
                                FEBRUARY 28,1997

 PRINCIPAL                                             PURCHASE MATURITY
   AMOUNT                                               YIELD     DATE      VALUE
 ----------                                            -------- -------- ------------
 10,000,000 Federal Home Loan Bank                      5.342   05/07/97    9,903,222
 13,000,000 Federal Home Loan Bank                      5.363   05/08/97   12,871,820
  7,500,000 Federal Home Loan Bank                      5.331   05/12/97    7,422,150
  6,000,000 Federal Farm Credit Bank                    5.331   05/13/97    5,936,855
 11,000,000 Federal Home Loan Bank                      5.334   05/14/97   10,882,648
  6,000,000 Federal Farm Credit Bank                    5.333   05/15/97    5,935,125
  8,000,000 Federal Farm Credit Bank                    5.298   05/16/97    7,912,853
  5,465,000 Federal Home Loan Bank                      5.267   05/19/97    5,403,478
  5,000,000 Federal Home Loan Bank                      5.267   05/20/97    4,943,000
  5,000,000 Federal Home Loan Bank                      5.320   05/20/97    4,942,444
 15,000,000 Federal Farm Credit Bank                    5.269   05/21/97   14,826,863
 10,000,000 Federal Farm Credit Bank                    5.340   05/22/97    9,881,783
 10,000,000 Federal Home Loan Bank                      5.278   05/23/97    9,881,494
 11,000,000 Federal Home Loan Bank                      5.417   05/28/97   10,858,833
  9,000,000 Federal Farm Credit Bank                    5.291   05/29/97    8,885,412
  8,310,000 Federal Home Loan Bank                      5.327   06/05/97    8,195,433
  5,000,000 Federal Home Loan Bank                      5.297   06/06/97    4,930,618
                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (amortized cost -- $520,126,511)                              520,126,511
                                                                         ------------
             TOTAL INVESTMENTS (100.2%) (cost -- $520,126,511*)          $520,126,511
                                                                         ============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               FEBRUARY 28, 1997

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value (amortized cost--$520,126,511)............................................  $520,126,511
                                                                    ------------
   Total Investments..............................................   520,126,511
 Cash.............................................................       179,512
 Prepaid expenses.................................................        33,595
                                                                    ------------
   TOTAL ASSETS...................................................   520,339,618
LIABILITIES
 Dividends payable................................................       872,333
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B.................       146,210
 Miscellaneous accrued expenses...................................       102,214
                                                                    ------------
   TOTAL LIABILITIES..............................................     1,120,757
                                                                    ------------
 NET ASSETS (equivalent to $1.00 per share; 800,000,000 shares authorized and 519,218,861 shares issued and outstanding)--Note
  C...............................................................  $519,218,861
                                                                    ============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997

INVESTMENT INCOME
 Interest income..................................................  $ 12,445,327
EXPENSES
 Investment Advisory fee--Note B..................................       889,463
 Transfer agent fees..............................................       347,520
 Custodian fees...................................................        47,640
 Printing and other expenses......................................        22,207
 Insurance expense................................................        17,924
 Legal and audit fees.............................................        16,717
 Directors' fees..................................................         6,291
 Filing fees......................................................         5,818
                                                                    ------------
  Total expenses..................................................     1,353,580
                                                                    ------------
  Net investment income...........................................    11,091,747
                                                                    ------------
  Net increase in net assets resulting from operations............  $ 11,091,747
                                                                    ============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     FOR THE SIX
                                                     MONTHS ENDED    FOR THE
                                                     FEBRUARY 28,   YEAR ENDED
                                                         1997       AUGUST 31,
INCREASE IN NET ASSETS:                               (UNAUDITED)      1996
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................. $ 11,091,747  $ 19,948,761
                                                     ------------  ------------
  Net increase in net assets resulting from
   operations.......................................   11,091,747    19,948,761
 Dividends to shareholders ($.023724 and $.048527
  per share, respectively).......................... ( 11,091,747) ( 19,948,761)
                                                     ------------  ------------
 Undistributed net investment income................            0             0
                                                     ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C....................................   91,724,477    91,717,907
NET ASSETS
 Beginning of period................................  427,494,384   335,776,477
                                                     ------------  ------------
 End of period...................................... $519,218,861  $427,494,384
                                                     ============  ============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          SIX MONTHS
                             ENDED
                           FEBRUARY
                           28, 1997                 YEAR ENDED AUGUST 31,
                          (UNAUDITED)      1996      1995      1994      1993      1992
                          -----------    --------  --------  --------  --------  --------
Net asset value,
 Beginning of Period....   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           --------      --------  --------  --------  --------  --------
Net Investment income...        .02           .05       .05       .03       .03       .04
                           --------      --------  --------  --------  --------  --------
 Total From Investment
  Operations............        .02           .05       .05       .03       .03       .04
Less Distributions:
 Dividend Distributions.   (    .02)     (    .05) (    .05) (    .03) (    .03) (    .04)
                           --------      --------  --------  --------  --------  --------
 Total Distributions....   (    .02)     (    .05) (    .05) (    .03) (    .03) (    .04)
                           --------      --------  --------  --------  --------  --------
Net asset value, End of
 Period.................   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           ========      ========  ========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)...............    519,219       427,494   335,776   210,652   221,050   234,600
Total Investment Return.       4.83%(a)      4.96%     5.04%     2.85%     2.54%     3.87%
SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA
 Net assets, End of
  Period (000's
  omitted)..............   $519,219      $427,494  $335,776  $210,652  $221,050  $234,600
 Operating expenses to
  average net assets....        .58%(a)       .61%      .72%      .75%      .71%      .68%
 Net investment income
  to average net assets.       4.78%(a)      4.84%     4.97%     2.80%     2.51%     3.80%

-------
(a) Annualized
                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting poli-cies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board moni-tors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valua-tion. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.
The Fund values repurchase agreements at cost and accrues interest into inter-est receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Gov-ernment Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for re-purchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the mar-ket value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to le-gal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify un-der the Internal Revenue Code as a regulated investment company and to dis-tribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDENDS TO SHAREHOLDERS: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.
The Fund's net investment income for dividend purposes includes accrued inter-est and accretion of original issue and market discounts earned and amortiza-tion of premiums, plus or minus any net realized gain or loss on portfolio se-curities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Advis-er"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and ex-penses during the reporting period. Actual results could differ from those es-timates.

NOTE B--INVESTMENT ADVISORY AGREEMENT

On October 1, 1996, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the pur-chase and sale of securities in accordance with the Fund's investment objec-tives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating ex-penses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 28, 1997.
No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $2,000, a fee of $500 for each Board of Directors or com-mittee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Mary-land. At February 28, 1997, there were 800,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $519,218,861. Transac-tions in Fund shares at $1.00 per share were as follows:

                                                               ---
                                  SIX MONTHS
                                    ENDED        YEAR ENDED
                                 FEBRUARY 28,    AUGUST 31,
                                     1997           1996
                                 ------------  --------------
Shares sold                       789,737,805   1,341,481,777
Shares issued to
 shareholders
 in reinvestment of
 dividends                         10,928,970      19,471,857
                                 ------------  --------------
                                  800,666,775   1,360,953,634
Less shares repurchased          (708,942,298) (1,269,235,727)
                                 ------------  --------------
 Net increase in capital shares    91,724,477      91,717,907
                                 ============  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                           Brown, Todd & Heyburn PLLC
                             3200 Providian Center
                           Louisville, Kentucky 40202
DIRECTORS AND OFFICERS

 BOARD OF DIRECTORS
 Joseph C. Curry, Jr.
 J. Henning Hilliard
 Donald F. Kohler
 Samuel G. Miller
 Gilbert L. Pamplin
 Dillman A. Rash
 J. Robert Shine

 OFFICERS
 Donald F. Kohler
 Chairman
 Joseph C. Curry, Jr.
 President
 Dianna P. Wengler
 Vice President and Treasurer
 Michael L. Howard
 Secretary

                                 HILLIARD-LYONS
                             GOVERNMENT FUND, INC.
                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 1997
                                      LOGO